Commitments	12 Months Ended
Dec. 31, 2021
Commitments
Commitments

D5    Commitments

The Group has provided, from time to time, certain commitments to third parties.

At 31 December 2021, the Group had $2,878 million unfunded commitments (31 December 2020: $1,913 million from continuing operations) primarily related to investments in infrastructure funds and alternative investment funds in Asia. At 31 December 2020, the discontinued US operations had unfunded commitments of $1,016 million related to investments in limited partnerships, commercial mortgage loans and other fixed income securities. These commitments were entered into in the normal course of business and a material adverse impact on the operations is not expected to arise from them.